Income Taxes - Schedule of Deferred Tax Assets (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets:
Opening balance	$ 100,994	$ 32,534	$ 33,490
Bad debt	9,240	24,828	0
Inventory provision	(55,304)	43,756	0
Advance to suppliers allowance	19,422	9,151	0
Effect of exchange rate	3,681	(9,275)	(956)
Total	$ 78,033	$ 100,994	$ 32,534